UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

IONIX TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54485	45-0713638
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 East Liberty Street, Suite 200
Reno, Nevada 89501
(Address of principal executive office)

1-702-475-5906
(Registrant's telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01             Other Events.

Junwei Zheng - Consultant

On June 27, 2016, Ionix Technology, Inc. (the “Company”) engaged Junwei Zheng to provide technology consulting services for the Company. Mr. Zheng shall provide services such as technology research, products and development research, technology support, and product innovation.

Mr. Zheng has agreed to provide technology consulting services for the Company starting from June 27, 2016, to June 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONIX TECHNOLOGY, INC.

Dated: July 26, 2016	By:	/s/ Doris Zhou
Doris Zhou
Duly Authorized Officer, Chief Executive Officer